SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       Citizens South Banking Corporation
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

      ...............................

      2) Aggregate number of securities to which transaction applies:

      ...............................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      ...............................

      4) Proposed maximum aggregate value of transaction:

      ...............................

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: September ___, 2003

               [CITIZENS SOUTH BANKING CORPORATION "CORONA" LOGO]

September 8, 2003

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of Citizens South Banking Corporation (the "Company"). The Special Meeting will be held at the Gaston County Public Library, 1555 East Garrison Boulevard, Gastonia, North Carolina, at 10:30 a.m. (local time) on October 23, 2003.

The enclosed Notice of the Special Meeting and proxy statement describe the formal business to be transacted. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

The business to be conducted at the Special Meeting consists of the approval by stockholders of the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan. The Board of Directors of the Company has determined that each of these plans is in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors recommends a vote "FOR" approval of each of these plans.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Kim S. Price
-------------------------------------
Kim S. Price
President and Chief Executive Officer

                       Citizens South Banking Corporation
                              245 West Main Avenue
                       Gastonia, North Carolina 28053-2249
                                 (704) 868-5200

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On October 23, 2003

      Notice is hereby given that a Special Meeting of Citizens South Banking Corporation (the "Company") will be held at the Gaston County Public Library, 1555 East Garrison Boulevard, Gastonia, North Carolina, at 10:30 a.m. (local time) on October 23, 2003.

      A proxy card and a proxy statement for the Special Meeting are enclosed.

      The Special Meeting is for the purpose of considering and acting upon:

            1. approval of the Citizens South Banking Corporation 2003 Stock Option Plan; and

            2. approval of the Citizens South Banking Corporation 2003 Recognition and Retention Plan.

      In accordance with the bylaws, the business of the Special Meeting is limited to the foregoing two matters. Action may be taken on these proposals at the Special Meeting on the date specified above, or on any date or dates to which the Special Meeting may be adjourned. Stockholders of record at the close of business on September 2, 2003 are the stockholders entitled to vote at the Special Meeting and any adjournments thereof.

      A list of stockholders entitled to vote at the Special Meeting will be available at the Company's Main Office, 245 West Main Avenue, Gastonia, North Carolina 28053-2249, for the 10 days immediately prior to the Special Meeting. It also will be available for inspection at the meeting itself.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE SPECIAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE SPECIAL MEETING.

                                              By Order of the Board of Directors

                                              /s/ Paul L. Teem, Jr.
                                              ----------------------------------
                                              Paul L. Teem, Jr.
                                              Secretary

Gastonia, North Carolina
September 8, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                       Citizens South Banking Corporation
                              245 West Main Avenue
                       Gastonia, North Carolina 28053-2249
                                 (704) 868-5200

                         SPECIAL MEETING OF STOCKHOLDERS
                                October 23, 2003

      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Citizens South Banking Corporation (the "Company") to be used at the Special Meeting of Stockholders of the Company (the "Special Meeting"), which will be held at the Gaston County Public Library, 1555 East Garrison Boulevard, Gastonia, North Carolina, at 10:30 a.m. (local time) on October 23, 2003, and all adjournments of the Special Meeting. The accompanying Notice of Special Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about September 12, 2003.

                              REVOCATION OF PROXIES

      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the Special Meeting.

      In accordance with the bylaws of the Company, the business of the Special Meeting is limited to the two proposals described in this proxy statement. In the event there are not sufficient votes for a quorum, or to approve either of the proposals being presented, at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

      Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above. The presence at the Special Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Holders of record of the Company's common stock (the "Common Stock") as of the close of business on September 2, 2003 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 8,885,708 shares issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present.

      In accordance with the provisions of the Company's Certificate of Incorporation, record owners of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock. The table also sets forth, as of the Record Date, the shares of Common Stock beneficially owned by the Company's directors and named executive officers. The information set forth in the table is based solely upon information supplied to the Company and filings required pursuant to the Securities Exchange Act of 1934.

                                                    Amount of Shares Owned and         Percent of Shares of Common
     Name and Address of Beneficial Owners       Nature of Beneficial Ownership(1)        Stock Outstanding(2)
----------------------------------------------   ---------------------------------     ---------------------------
Directors and Named Executive Officers(3):

Senator David W. Hoyle                                         165,249                              1.82%
Ben R. Rudisill, II                                             96,011                              1.05%
Kim S. Price                                                   122,179                              1.34%
Martha B. Beal                                                  82,959                                *
James J. Fuller                                                 39,337                                *
Charles D. Massey                                               79,793                                *
Eugene R. Matthews, II                                          48,652                                *
Gary F. Hoskins                                                 56,004                                *
Paul L. Teem, Jr.                                               96,832                              1.06%
Michael R. Maguire                                              24,342                                *
Vance B. Brinson, Jr.                                            4,569                                *
Daniel M. Boyd, IV                                               2,698                                *
J. Stephen Huffstetler 32,900 *

All Directors and Named Executive Officers as
  a Group (13 persons)                                         851,525 (4)                          9.38%

Principal Stockholders:

Citizens South Bank Employee Stock Ownership Plan
(ESOP) (5)                                                     460,734                              5.07%
245 West Main Avenue
Post Office Box 2249
Gastonia, North Carolina 28053-2249

Citizens South Bank Employees' Savings and                     272,590                              3.00%
Profit Sharing Plan (401(k) Plan) (5)
245 West Main Avenue
Post Office Box 2249
Gastonia, North Carolina 28053-2249

----------
*     Less than 1%.

(1) A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. The shares of common stock in this column include 185,759 shares in total and by individual the following shares which may be acquired by the persons indicated pursuant to the exercise of stock options within 60 days of the Record Date:
      Senator Hoyle - 8,061; Mr. Rudisill - 8,084; Mr. Price - 70,002; Mrs. Beal
      - 14,985; Mr. Fuller - 14,985; Mr. Massey - none; Mr. Matthews - 4,995; Mr. Hoskins - 10,561; Mr. Teem - 14,059; Mr. Maguire - 17,126; Mr. Brinson
      - 3,425; Mr. Boyd - none; and Mr. Huffstetler - 19,476.

(2) Calculated by dividing the number of shares in the second column of this table by the total shares of common stock outstanding at the Record Date (8,885,708 shares) plus 185,759 shares representing the total number of shares that may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(3) The mailing address for each director and executive officer listed is Post Office Box 2249, Gastonia, North Carolina 28053-2249.

(4) Includes 35,384 shares of Common Stock allocated to the accounts of the named executive officers under the ESOP and excludes the remaining 425,350 shares of Common Stock (representing 4.68% of the shares of Common Stock outstanding as of the Record Date) owned by the ESOP for the benefit of the employees of the Company and the Bank. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

(5)   All shares are held on behalf of the plan by a third-party trustee.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

      As to the approval by stockholders of the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan, by checking the appropriate box a stockholder may vote "FOR" each item, vote "AGAINST" each item or "ABSTAIN" from voting on each item. The 2003 Stock Option Plan and the 2003 Recognition and Retention Plan must be approved by a majority of the votes cast, in person or by proxy, "FOR" or "AGAINST", without regard to broker non-votes or proxies marked "ABSTAIN."

      Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

      Fees. Non-employee Directors of Citizens South Bank received a retainer fee of $12,000 ($15,600 for the Chairman), plus a fee of $300 per Board meeting attended, $400 per meeting for attendance at Executive Committee meetings and $300 per meeting for attendance at all other committee meetings during the year ended December 31, 2002.

      Stock-Based Compensation. Directors are eligible to participate and have received awards under the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan. No awards were granted to directors in 2002. Directors will be eligible to participate in the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan that are being presented for stockholder approval at this Special Meeting.

      Deferred Compensation and Income Continuation Agreement. In May 1986, Citizens South Bank entered into nonqualified deferred compensation agreements ("DCA") for the benefit of certain Directors at that time, including Directors Fuller, Hoyle, Massey, and Rudisill. The DCAs provided each director with the opportunity to defer up to $20,000 of his annual compensation into the DCA. In the event of a director's termination of service, amounts credited to his account under the DCA will be paid in 120 equal monthly installments beginning not later than the sixth month following the end of the year in which the director reaches age 70. In the event of death, amounts under the DCA will be paid to the director's designated beneficiaries. The DCA is an unfunded plan for tax purposes and for purposes of the Employment Retirement Income Security Act ("ERISA"). All obligations arising under the DCA are payable from the general assets of Citizens South Bank.

      Supplemental Retirement Plan. In February 1992, Citizens South Bank entered into nonqualified supplemental retirement agreements ("SRA") for certain Directors at that time, including Directors Fuller, Hoyle, Massey, and Rudisill. Citizens South Bank entered into SRAs for Directors Beal and Matthews in October 2000. The SRAs provide for an annual benefit that ranges from $4,000 to $15,600. Monthly benefits are provided for designated beneficiaries of directors. Amounts not paid to the director, beneficiaries or spouse are paid to the estate of the director in a lump sum. Benefits under the SRA are forfeited if the director's service is terminated for cause. The SRA is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SRA are payable from the general assets of Citizens South Bank.

Executive Compensation

      The following table sets forth certain information as to the total remuneration paid to the chief executive officer and to each other executive officer who earned over $100,000 in salary and bonuses during the year ended December 31, 2002 (the "Named Executive Officers").

                                         Annual Compensation                       Long-Term Compensation
                                -------------------------------------  --------------------------------------------
                                                                                Awards                Payouts
                                                                       ------------------------  ------------------
                                                                       Other Annual  Restricted  Options/                All Other
           Name and             Year Ended                             Compensation     Stock      SARS      LTIP       Compensation
      Principal Position         12/31 (1)    Salary (2)    Bonus (3)      (4)          Awards      (#)     Payouts          (5)
------------------------------  ----------   -----------   ----------  ------------  ----------  --------   -------     ------------
Kim S. Price                       2002      $   150,000   $   41,580      --            --         --        --        $ 77,714 (6)
President, Chief Executive         2001      $   139,368   $   34,000      --            --         --        --        $ 39,597 (6)
Officer, and Director              2000      $   130,008   $   25,000      --            --         --        --        $ 13,321

Paul L. Teem, Jr.                  2002      $    95,016   $   21,949      --            --         --        --        $ 53,252 (6)
Executive Vice President,          2001      $    90,192   $   15,000      --            --         --        --        $ 28,755 (6)
Secretary, and Chief               2000      $    87,384   $   12,000      --            --         --        --        $ 10,565
Administrative Officer

Ronald E. Bostian (7)              2002      $   150,000           --      --            --         --        --        $  4,500
Executive Vice President
and Director

Gary F. Hoskins                    2002      $    80,016   $   21,064      --            --         --        --        $ 14,229 (6)
Executive Vice President,          2001      $    75,264   $   12,500      --            --         --        --        $ 11,183 (6)
Treasurer, and Chief               2000      $    72,916   $   10,000      --            --         --        --        $  8,765
Financial Officer


Michael R. Maguire                 2002      $    92,520   $   17,094      --            --         --        --        $ 17,574 (6)
Senior Vice President and          2001      $    88,032   $   15,500      --            --         --        --        $ 12,842 (6)
Chief Credit Officer               2000      $    85,296   $   10,000      --            --         --        --        $  9,427

----------
(1) In 2001, Citizens South Banking Corporation changed its fiscal year end to December 31. Compensation for the year 2000 reflects a fiscal year ending on September 30.

(2) Includes compensation deferred at the election of executives pursuant to the 401(k) Plan of Citizens South Bank.

(3) Includes bonuses deferred at the election of executives pursuant to the 401(k) Plan of Citizens South Bank.

(4) Citizens South Bank provides certain members of senior management with certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer. The value of such benefits is not included in this table.

(5) Includes employer contributions to Citizens South Bank's 401(k) Plan and Employee Stock Ownership Plan on behalf of the executive.

(6) Includes the vested portion of the annual increase in the value of Citizens South Bank's 2001 Executive Supplemental Retirement Plan.

(7) Mr. Bostian retired from all positions with Citizens South Banking Corporation and Citizens South Bank on February 14, 2003.

      Employment Agreements. Citizens South Bank has entered into an employment agreement with its President and Chief Executive Officer, Kim S. Price, which provides for a term of 36 months. On each anniversary date, the agreement may be extended for an additional 12 months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. At January 1, 2003, the base salary for Mr. Price was $190,008. The base salary may be increased but not decreased. In addition to the base salary, the agreement provides for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by Citizens South Bank for cause at any time. In the event Citizens South Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from Citizens South Bank upon the occurrence of certain events that would amount to a constructive termination, the executive would be entitled to severance pay in an amount equal to 2.99 times the annual rate of Base Salary (which includes any salary deferred at the election of Mr. Price) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. Citizens South Bank would also continue the executive's life, health, dental and disability coverage for the unexpired term of the agreement. In the event the payments include an "excess parachute payment" as defined by Section 280G of the Internal Revenue Code (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

      In the event of the executive's disability, the executive will receive his base salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy maintained by Citizens South Bank. In the event of the executive's death, Citizens South Bank will pay his base salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year. The employment agreement provides that, following termination of employment, other than following a change in control, the executive will not compete with Citizens South Bank for a period of one year.

      In February 2003, Citizens South Banking Corporation and Ronald E. Bostian, Executive Vice President and Director, mutually agreed to terminate his employment agreement upon his retirement. In consideration for the termination of the agreement, Mr. Bostian received a lump sum cash payment of $122,500.

      Executive Supplemental Retirement Plan. In June 2001, Citizens South Bank adopted an Executive Supplemental Retirement Plan for six executives, including Messrs. Price, Teem, Maguire and Hoskins. The Executive Supplemental Retirement Plan is a non-qualified, unfunded deferred compensation plan evidenced by separate agreements for each executive. Although the Executive Supplemental Retirement Plan is unfunded, Citizens South Bank has purchased life insurance policies on each executive that are actuarially designed to offset the annual expenses associated with the plan and will, if the actuarial assumptions are accurate, offset all of the costs associated with the plan during the life of the executive, providing complete recovery of all plan costs upon the executive's death. The amount of an executive's benefit will be determined pursuant to the accrual of two accounts: (i) a pre-retirement account and (ii) an index retirement benefit account. The pre-retirement account is a liability reserve account of Citizens South Bank and is increased or decreased each year by the aggregate annual after-tax income from specified life insurance contracts reduced by an "opportunity cost," which is calculated by taking into account Citizens South Bank's after-tax cost of funds. The index retirement benefit account is equal to the excess of the annual earnings of the insurance policies over the "opportunity cost." Upon retirement at age 65 (normal retirement) or on or after age 55 (early retirement), the balance in the executive's pre-retirement account will be paid in 156 monthly installments commencing within 30 days following the executive's retirement. In addition, upon normal or early retirement, the executive will receive an index retirement benefit annually until his death. Should the executive die prior to having received the entire amount of his pre-retirement account, the unpaid balance will be paid in a lump sum to his designated beneficiaries.

      Messrs. Price and Teem vested in their benefits under the plan at the rate of 20% per year of employment with Citizens South Bank. At the end of 2002, both Mr. Price and Mr. Teem were 100% vested in their accrued benefit. Each of Mr. Maguire and Mr. Hoskins will vest in his benefits under the plan at the rate of 10% per year times the number of years from the effective date of the agreement, to a maximum of 75%, prior to attaining age 60. Upon attainment of age 60, each executive's vested percentage in his accounts will be 75%, and will increase by 5% for each subsequent year, until full vesting at age 65.

      In the event Mr. Price, Teem, Maguire, or Hoskins becomes disabled prior to termination of employment and the executive's employment is terminated because of such disability, the executive will be entitled to receive the balance in his pre-retirement account payable in 156 monthly installments commencing 30 days following termination of service due to disability. In addition, the executive will receive the annual index retirement benefit until the executive's death. The benefits are forfeitable by the executive if the executive's service is terminated for cause. In the event of a change in control, the executive will be entitled to the benefits due upon attainment of early retirement, as if the executive had been continuously employed by Citizens South Bank until his early retirement date. At December 31, 2002, Messrs. Price, Teem, Maguire and Hoskins had $74,565, $57,271, $17,290 and $10,838,
respectively, accrued to their pre-retirement accounts.

      Split Dollar Death Benefits. In conjunction with the adoption of the Executive Supplemental Retirement Plan, Citizens South Bank also adopted Endorsement Split Dollar Agreements with the six executives covered by the Executive Supplemental Retirement Plan. Under the Endorsement Split Dollar Agreements, if the executives die while employed by Citizens South Bank, their beneficiaries will be paid a death benefit equal to 100% of the net-at-risk insurance portion of the proceeds on certain life insurance policies purchased by Citizens South Bank on the executives' lives. If an executive dies after termination of employment with Citizens South Bank, the executive's beneficiary would receive a portion of the net-at-risk insurance proceeds equal to the amount of the net-at-risk insurance proceeds multiplied by the executive's vested percentage. Messrs. Price and Teem vested in their death benefits under the agreements at the rate of 20% per year of employment with Citizens South Bank. At the end of 2002, Mr. Teem was 100% vested in his accrued benefit and Mr. Price was 100% vested. Each of Mr. Maguire and Mr. Hoskins will vest in his death benefits under his agreement at the rate of 10% per year times the number of years from the effective date of the executive agreement, to a maximum of 75%, prior to attaining age 60. Upon attainment of age 60, their vested percentage in his death benefit will be 75%, and will increase by 5% for each subsequent year, until full vesting at age 65. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

      Merger/Acquisition Protection Agreements. Citizens South Bank has entered into a merger/acquisition protection agreement with each of Michael R. Maguire, its Senior Vice President and Chief Credit Officer, Paul L. Teem, Jr., its Executive Vice President, Gary F. Hoskins, its Executive Vice President and Chief Financial Officer, and Daniel M. Boyd, IV, its Executive Vice President, pursuant to which each executive will be paid as severance a sum equal to one and one-half times his annual compensation, including base salary at the highest rate of pay and aggregate bonuses paid during the 12-month period prior to termination of employment in the event of a change in control of Citizens South Bank or Citizens South Banking Corporation. In addition, the executive would be entitled to continued life, medical, dental and disability coverage for 18 months following termination of employment. In exchange for this protection, the executive has agreed not to directly or indirectly compete against Citizens South Bank or Citizens South Banking Corporation for twelve months following the payment of the severance amount. The term of the agreement continues during the term of his employment and for twelve months following a change in control of Citizens South Bank or Citizens South Banking Corporation.

Compensation Committee Interlocks and Insider Participation

      No member of the Compensation Committee has ever been an officer or employee of Citizens South Banking Corporation or any of its subsidiaries or affiliates (including Citizens South Bank). None of our executive officers has served on the board of directors or on the compensation committee of any other entity, for which any officers served either on our Board or on our Compensation Committee.

Report of the Compensation Committee on Executive Compensation

      The Compensation Committee annually reviews the compensation levels of executive officers of Citizens South Banking Corporation and Citizens South Bank and recommends changes to the Board of Directors. The Compensation Committee is composed entirely of non-employee directors. It is intended that the executive compensation program will enable Citizens South Banking Corporation to attract, develop, retain and motivate qualified executive officers who are capable of maximizing its performance for the benefit of its stockholders. The Compensation Committee's strategy seeks to provide competitive compensation strongly aligned with the financial and stock performance of Citizens South Banking Corporation. The compensation program has three key elements: base salary, annual incentive bonuses and long-term equity-based compensation.

      In 2002, Citizens South Banking Corporation retained a recognized compensation consulting firm to review its annual compensation package for executive officers. Compensation levels of Citizens South Banking Corporation were compared to other similarly situated publicly-traded financial services companies in Citizens South Banking Corporation's market area. The review determined that base salaries, annual incentive bonuses and equity-based compensation offered by Citizens South Banking Corporation are within the competitive range of similarly situated financial services companies.

      Base Salaries. Base salary levels and changes to such levels reflect a variety of factors including the results of the Compensation Committee's review of reports of independent consulting firms, including the report described above, and the executive's contribution to the long-term goals of Citizens South Banking Corporation as well as recent results. The Compensation Committee also considers employment agreements, if any, which entitle executives to certain salaries and other benefits. Changes to base salaries are based on numerous objective criteria and the weighing of such criteria using a previously established formula.

      Incentive Bonuses. In 2002, Citizens South Banking Corporation adopted a Management Incentive Plan for certain officers from which performance-oriented bonuses may be paid in any given year based on the executive's relative responsibilities and ability to improve the financial and operating performance of Citizens South Banking Corporation. The Compensation Committee annually determines the officers eligible to participate in the plan.

      The plan is based on operating earnings of Citizens South Bank. If Citizens South Bank's operating earnings exceed a specified target, a bonus pool is created based on the amount by which the target is exceeded. An individual executive's bonus is based upon the achievement of individual performance goals considering elements of performance such as Citizens South Banking Corporation's actual operating performance considered in relation to targeted long range strategic plans. Other criteria also are considered, including the executive's initiative, contribution to overall corporate performance, and managerial ability.

      Equity-Based Compensation. The final component of compensation consists of stock options and restricted stock awards. The Compensation Committee believes that long-term incentives are the most effective way of aligning executive compensation with the creation of value for stockholders through stock appreciation. Awards of equity-based compensation are based on individual performance as well as the executive's ability to impact the financial and operating performance of Citizens South Banking Corporation.

      The outside members of the Board of Directors determine the compensation of the Chief Executive Officer based on recommendations of the Compensation Committee. Factors considered by the Compensation Committee in recommending the Chief Executive Officer's 2002 base salary included the financial performance of Citizens South Banking Corporation and the advancement of its long-term strategic goals. During 2002, the executive's base salary increased to $150,000 from $139,368. The executive's incentive bonus, calculated using the same methodology as for other senior executives, amounted to $41,580 in 2002 compared to $34,000 in the prior year.

                           The Compensation Committee


                               Ben R. Rudisill, II (Chairman)
                               James J. Fuller
                               Eugene R. Matthews, II

Stock Performance Graph

      Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the common stock for the period beginning with the last trade of Citizens South Banking Corporation's stock on April 13, 1998, as reported by the Nasdaq Stock Market, through December 31, 2002, (b) the cumulative total return on stocks included in the Russell 2000 Index over such period, and (c) the cumulative total return on stocks included in the SNL Southeast Thrift Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed initial investment of $100.

                       Citizens South Banking Corporation

                              [LINE GRAPH OMITTED]

                                                                          Period Ended
                                            -------------------------------------------------------------------------
Index                                         04/13/98     12/31/98    12/31/99    12/31/00    12/31/01     12/31/02
---------------------------------------------------------------------------------------------------------------------
Citizens South Banking Corporation              100.00        72.75       64.71       63.98       89.55       132.46
Russell 2000                                    100.00        88.73      107.59      104.34      106.93        85.03
SNL Southeast Thrift Index                      100.00        79.22       78.60       77.36      118.28       138.75

      There can be no assurance that the common stock's performance will continue in the future with the same or similar trend depicted in the graph. Citizens South Banking Corporation will not make or endorse any predictions as to future stock performance.

Stock Benefit Plans

      1999 Stock Option Plan. During the fiscal year ended September 30, 1999, Citizens South Bank adopted, and Citizens South Banking Corporation's stockholders approved, the 1999 Stock Option Plan. Directors and employees are entitled to receive option grants under this plan. No options were granted to executive officers or directors during 2002. Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 2002. No options were exercised by the Named Executive Officers during the year ended December 31, 2002.

======================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
======================================================================================================================
                                                                 Number of Unexercised        Value of Unexercised
                                                                       Options at            In-The-Money Options at
                                                                        Year-End                  Year-End (1)
                                                                ------------------------------------------------------
                             Shares Acquired       Value        Exercisable/Unexercisable   Exercisable/Unexercisable
           Name               Upon Exercise       Realized                (#)                          ($)
----------------------------------------------------------------------------------------------------------------------
Kim S. Price............           --               $--             56,001 / 14,001            $257,325 / $64,335
----------------------------------------------------------------------------------------------------------------------
Paul L. Teem, Jr........           --               $--              26,045 / 6,512            $119,677 / $29,923
----------------------------------------------------------------------------------------------------------------------
Gary F. Hoskins.........           --               $--              19,564 / 4,892             $89,897 / $22,478
----------------------------------------------------------------------------------------------------------------------
Michael R. Maguire......           --               $--              12,844 / 8,564             $59,018 / $39,352
======================================================================================================================

----------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on December 31, 2002, at which date the last trade price of the common stock as quoted on the Nasdaq National Market was $10.20.

      Employee Stock Ownership Plan and Trust. Citizens South Bank implemented an employee stock ownership plan in connection with its initial mutual holding company reorganization. The employee stock ownership plan was established effective January 1, 1998, and purchased 169,068 shares of common stock in the initial public offering that was completed on April 9, 1998, and 105,198 shares in the offering that was completed on September 30, 2002. Each time the employee stock ownership plans borrowed funds from Citizens South Banking Corporation and used those funds to purchase the shares of the common stock of Citizens South Banking Corporation. The collateral for the loans is the common stock purchased by the employee stock ownership plan. Each loan is being repaid principally from Citizens South Bank's contributions to the employee stock ownership plan over a period of 15 years. The interest rate on the loans adjusts at the prime rate, which is the base rate charged on corporate loans at large U.S. money center commercial banks. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loans are repaid.

      Employees with at least one year of employment in which they work 1,000 hours or more with Citizens South Bank and who have attained age 21 are eligible to participate in the employee stock ownership plan. Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loans are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. For the plan year ended December 31, 2002, 32,580 shares were released from the suspense account and allocated to employees. Benefits will not vest at all during the first four years of an employee's service and will become 100% vested upon the completion of five years of service. Employees who were employed by Gaston Federal Savings and Loan Association, Citizens South Bank's mutual predecessor, generally received credit for up to five years of service with the mutual institution. A participant also becomes 100% vested upon early or normal retirement, disability or death of the participant or a change in control (as defined in the employee stock ownership plan). A participant who terminates employment for reasons other than death, retirement or disability prior to five years of credited service will forfeit his entire benefit under the employee stock ownership plan. Benefits will be payable in the form of common stock and cash upon death, retirement, early retirement, disability or separation from service. Citizens South Bank's contributions to the employee stock ownership plan are discretionary, and subject to the loan terms and tax law limits and, therefore, benefits payable under the employee stock ownership plan cannot be estimated.

Citizens South Bank is required to record compensation expense in an amount equal to the fair market value of the shares released from the suspense account.

      Citizens South Bank's Board of Directors administers the employee stock ownership plan. Citizens South Bank has appointed an independent financial institution to serve as trustee of the employee stock ownership plan. The employee stock ownership plan committee may instruct the trustee regarding investment of funds contributed to the employee stock ownership plan. The employee stock ownership plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of participating employees. Under the employee stock ownership plan, nondirected shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions the trustee has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

      Equity Compensation Plan Disclosure. Set forth below is information as of December 31, 2002 regarding compensation plans under which equity securities of Citizens South Banking Corporation are authorized for issuance.

======================================================================================================================
                                Number of Securities to be
                                  Issued upon Exercise of                                    Number of Securities
                                  Outstanding Options and         Weighted Average          Remaining Available for
             Plan                         Rights                   Exercise Price             Issuance under Plan
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
   approved by stockholders               380,401                        $ 5.73                      20,534(1)
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
   approved by stockholders                 --                             --                          --
----------------------------------------------------------------------------------------------------------------------
     Total                                380,401                        $ 5.73                      20,534(1)
======================================================================================================================

(1) There are no shares available for future issuance pursuant to the 1999 Recognition and Retention Plan and 20,534 shares underlying options available for future issuance pursuant to the 1999 Stock Option Plan.

               PROPOSAL I - APPROVAL OF THE 2003 STOCK OPTION PLAN

General

      Subject to stockholder approval at the Special Meeting, the Company has established the Citizens South Banking Corporation 2003 Stock Option Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan, options to purchase up to 525,995 shares of common stock may be granted to Citizens South Bank's and the Company's employees and directors. As of September 5, 2003, the market value of the common stock was $14.95 per share. The Board of Directors of the Company believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of Citizens South Bank and the Company most depends. Attached as Exhibit A to this proxy statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

      The Stock Option Plan provides for awards in the form of stock options, reload options, and/or limited stock appreciation rights ("Limited Rights"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the committee administering the Stock Option Plan may determine.

      The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options"). No stock option awards have been granted to date under the Stock Option Plan.

      Shares issued upon the exercise of a stock option may be either authorized but unissued shares, treasury shares, or shares acquired by the Company in open market purchases. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any vested non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

      The Stock Option Plan is administered by a committee (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board of the Company. The members of the Committee shall be appointed by the Board of the Company. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of Citizens South Bank or the Company or their affiliates are eligible to participate. As of September 8, 2003, there were six non-employee directors eligible to participate in the 2003 Stock Option Plan. Subject to the provisions of the Stock Option Plan, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. The Committee may accelerate the time period for exercising options.

      In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual's services to the Company and Citizens South Bank. The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant. Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events). The exercise price may be paid in cash, common stock, or via a broker-assisted "cashless exercise" (as defined in the Stock Option Plan).

      Stock Options. Incentive Stock Options can only be granted to employees of the Bank, the Company or an "affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. In the event a participant ceases to maintain continuous service with the Company or an affiliate by reason of death, disability, normal retirement, or following a change in control, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to five years after cessation of service but in no event beyond the expiration of the options' original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months in the case of Incentive Stock Options, and one year in the case of non-qualified stock options. If an optionee terminates employment with the Bank, the Company or an affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

      In the event of death or disability of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

      Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash.

      Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

      Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

      Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

      In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby holders of common stock will receive a cash payment (the "Merger Price") for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of common stock subject to such options and the aggregate exercise price of all surrendered options.

      Amendment and Termination. The Board may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

      Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an adjustment to alternative minimum taxable income which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an Incentive Stock Option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

      The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

      Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

      The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise equal to the amount of cash acquired pursuant to the exercise.

      The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

      The affirmative vote of a majority of the total votes cast "FOR" or "AGAINST" the Stock Option Plan at the Special Meeting is required for approval of the Stock Option Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK OPTION PLAN.

        PROPOSAL II - APPROVAL OF THE 2003 RECOGNITION AND RETENTION PLAN

General

      Subject to stockholder approval at the Annual Meeting, the Company has established the Citizens South Banking Corporation 2003 Recognition and Retention Plan (the "2003 Recognition Plan") as a method of providing certain key employees and outside directors of the Company and Citizens South Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Company and/or Citizens South Bank, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the 2003 Recognition Plan, the text of which is attached hereto as Exhibit B.

      The Company intends to contribute stock or sufficient funds for the 2003 Recognition Plan to acquire 210,398 shares of common stock of the Company, which will be available to be awarded to key employees and outside directors of the Company. It is expected that such shares will be purchased in the open market, although authorized but unissued shares and treasury shares may be used. No stock awards have been granted to date under the 2003 Recognition Plan.

Principal Features of the 2003 Recognition Plan

      The 2003 Recognition Plan provides for the award of shares of common stock ("2003 Recognition Plan Shares") subject to the restrictions described below. As of September 5, 2003, the market value of the common stock was $14.95 per share. Each award under the 2003 Recognition Plan will be made on terms and conditions consistent with the 2003 Recognition Plan.

      The 2003 Recognition Plan is administered by a committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of either (i) at least two "non-employee directors" (as defined in the 2003 Recognition Plan) of the Company or (ii) the entire Board of the Company. The Committee will select the recipients and terms of awards pursuant to the 2003 Recognition Plan. Pursuant to the terms of the 2003 Recognition Plan, any director or key employee of the Bank, the Company or its affiliates may be selected by the Committee to participate in the 2003 Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to the Company and the Bank and other factors it deems relevant. As of September 8, 2003, there were six non-employee directors eligible to participate in the 2003 Recognition Plan.

      The Committee will determine the period during which or at the expiration of which the shares awarded as restricted stock vest. In its discretion, the Committee may accelerate the time at which any or all of the restrictions will lapse, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with the Company or Citizens South Bank by reason of death or disability, normal retirement or following a change in control, the 2003 Recognition Plan Shares still subject to restrictions ("restricted stock") will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock, which has been awarded to the recipient and will receive any dividends declared on such nonvested restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the 2003 Recognition Plan) as an employee, officer, or director of the Company or Citizens South Bank for the restricted period.

      Effect of Adjustments. Restricted stock awarded under the 2003 Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

      Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of nonemployee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Company.

      Amendment to the 2003 Recognition Plan. The Board of Directors of the Company may at any time amend, suspend or terminate the 2003 Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the 2003 Recognition Plan.

      The affirmative vote of a majority of the total votes cast "FOR" or "AGAINST" the 2003 Recognition Plan at the Special Meeting is required to approve the 2003 Recognition Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2003 RECOGNITION PLAN.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

      In order to be eligible for inclusion in Citizens South Banking Corporation's proxy materials for the Annual Meeting of Stockholders to be held following the year ending December 31, 2003, a stockholder proposal to take action at such meeting must be received at Citizens South Banking Corporation's executive office, 245 West Main Avenue, Gastonia, North Carolina 28053-2249, no later than December 3, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

      The Bylaws of Citizens South Banking Corporation provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of Citizens South Banking Corporation not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. In addition, the Bylaws of Citizens South Banking Corporation provide that in order to qualify for appointment or election to the Board of Directors, a person must own at least 100 shares of Citizens South Banking Corporation common stock and must reside or work in a county in which Citizens South Bank maintains an office or in a county contiguous to such county. Nothing in the paragraph shall be deemed to require Citizens South Banking Corporation to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

      The date on which the next Annual Meeting of Stockholders of Citizens South Banking Corporation is expected to be held is May 10, 2004. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before such Annual Meeting of Stockholders must be given to Citizens South Banking Corporation no later than February 10, 2004.

                                  MISCELLANEOUS

      The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies also may be solicited personally or by mail, telephone or facsimile by the Company's directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. The Company has retained Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. It is not expected that the cost of using the proxy solicitation firm for solicitation of proxies will exceed $5,000.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Paul L. Teem, Jr.
                                         ---------------------------------------
                                         Paul L. Teem, Jr.
                                         Secretary

Gastonia, North Carolina
September 8, 2003

                                                                       EXHIBIT A

                       CITIZENS SOUTH BANKING CORPORATION

                             2003 STOCK OPTION PLAN

1.    Purpose

      The purpose of the Citizens South Banking Corporation 2003 Stock Option Plan (the "Plan") is to advance the interests of Citizens South Banking Corporation (the "Company") and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Citizens South Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.    Definitions

      "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

      "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights and/or Reload Options granted under the provisions of the Plan.

      "Bank" means Citizens South Bank, or a successor corporation.

      "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Board" or "Board of Directors" means the board of directors of the Company, unless otherwise noted herein.

      "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

      "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the

Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee" means the Stock Benefits Committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

      "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

      "Company" means Citizens South Banking Corporation, the stock holding company of the Bank, or a successor corporation.

      "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following cessation of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

      "Date of Grant" means the actual date on which an Award is granted by the Committee.

      "Director" means a member of the Board.

      "Director Emeritus" means a former member of the Board who has been appointed to the status of Director Emeritus by the Board of the Company or the Bank.

      "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

      "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

      "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published in The Wall Street Journal, if published) on such date, or if the Common Stock was not traded on such date then, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

      "Incentive Stock Option" means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

      "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

      "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

      "Non-Statutory Stock Option" means an Option granted by the Committee to
(i) an Outside Director or (ii) any other Participant and such Option is either
(A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

      "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

      "Normal Retirement" means for an officer, retirement at the normal or early retirement date set forth in the Bank's employee stock ownership plan, or any successor plan. Normal retirement for an Outside Director means cessation of service on the Board of Directors any reason other than Termination for Cause, after any one of the following: (i) attainment of age 55 with 10 years of service on the Board; (ii) attainment of age 65 with 5 years service on the Board; or (iii) attainment of age 72 (age 70 in the case of a member of the Bank's Board of Directors), provided however, that a Director who continues as a Director Emeritus shall not be deemed to have terminated due to Normal Retirement solely as a result of terminating service as a Director following satisfaction of one of the above stated conditions.

      "Option" means an Award granted under Section 8 or Section 9.

      "OTS" means the Office of Thrift Supervision.

      "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

      "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

      "Reload Option" mean an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19 of the Plan.

      "Right" means a Limited Right.

      "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.    Administration of the Plan.

      (a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

      (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

      (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

            (i)   be approved by the Company's full Board or by the Committee;

            (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

            (iii) result in the acquisition of an Option or Limited Right that is held by the Recipient for a period of six months following the date of such acquisition.

      (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.    Types of Awards

      Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; and (d) Reload Options.

5.    Stock Subject to the Plan

      Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 525,995 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares, or acquired by the Company in open market purchases. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares. In addition, any shares that are used for full or partial payment of the exercise price of any Option will not be counted as issued under the Plan and will be available for future grants under the Plan.

6.    Eligibility

      Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights and/or Reload Options under the Plan. Subject to adjustment as provided in
Section 17 of the Plan (and except for shares awarded pursuant to the exercise of a Reload Option), the maximum number of shares subject to Options that may be awarded under the Plan to any Key Employee shall be

175,332. Outside Directors shall be eligible to receive Non-Statutory Stock Options and/or Reload Options under the Plan.

7.    General Terms and Conditions of Options and Rights

      The Committee shall have full and complete authority and discretion to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the exercise price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right. Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made pursuant to Section 17 hereof, once an option has been awarded at Fair Market Value, the Committee shall not have the authority to reprice such option so that the exercise price of the option shall be less than the exercise price on the Date of Grant.

8.    Non-Statutory Stock Options

      The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section.

      (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

      (b) Price. Subject to Section 17 of the Plan, the purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be not less than the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined b the Committee.

      (c) Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. Unless the Committee determines otherwise, no Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

      (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

      (e) Amount of Awards. Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

      (f) Term of Options. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options granted to Outside Directors may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. The Committee may, in its sole discretion accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to the Key Employees and/or Outside Directors.

      (g) Termination of Employment or Service. Unless the Committee otherwise determines at the time of an Award, upon the termination of a Participant's Continuous Service for any reason other than death, Normal Retirement, Disability, Termination for Cause or termination following a Change in Control (other than for Cause following a Change in Control), the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of employment or service due to death, Normal Retirement or Disability, or following a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for five years following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

      (h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.    Incentive Stock Options

      The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

      (b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

      (c) Vesting. Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. Unless the Committee determines otherwise, no Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

      (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

      The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market

Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

      In the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 9 to the extent permitted).

      (e) Amounts of Awards. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this Section 9(e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

      (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. The Committee may, in its sole discretion accelerate the time during which any Incentive Stock Option vests in whole or in part to the Key Employee.

      (g) Termination of Employment. Unless the Committee determines otherwise at the time of an Award, upon the termination of a Key Employee's Continuous Participation for any reason other than death, Normal Retirement, Disability, Termination for Cause, or termination following a Change in Control (other than for Cause following a Change in Control), the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee's employment due to death, Normal Retirement or Disability, or following a Change in Control, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for five years following the date of such termination, death or cessation of employment, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination due to Normal Retirement or following a Change in Control. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

      No Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability. In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of employment.

      (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

      (i) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.   Limited Rights

      The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

      (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

      The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

      Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

      (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

11.   Reload Option

      Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.   Surrender of Option

      In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.   Alternate Option Payment Mechanism

      The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

      (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

      (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

      (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering or constructive tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.   Rights of a Stockholder

      A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.   Agreement with Participants

      Each Award of Options, Reload Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

16.   Designation of Beneficiary

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, or Limited Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.   Dilution and Other Adjustments

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

      (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

      No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.   Effect of a Change in Control on Option Awards

      In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

      (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

      (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

19.   Withholding

      There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.   Amendment of the Plan

      The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award.

21.   Effective Date of Plan

      The Plan shall become effective upon the date of approval of the Plan by the Company's stockholders.

22.   Termination of the Plan

      The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.   Applicable Law

      The Plan will be administered in accordance with the laws of the State of Delaware.

                                                                       EXHIBIT B

                       CITIZENS SOUTH BANKING CORPORATION

                       2003 RECOGNITION AND RETENTION PLAN

1.    Establishment of the Plan; Creation of Separate Trust

      (a) Citizens South Banking Corporation (the "Company") hereby establishes the Citizens South Banking Corporation 2003 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

      (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.    Purpose of the Plan

      The purpose of the Plan is to advance the interests of the Bank and Citizens South Banking Corporation (the "Company") and the Company's stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.    Definitions

      The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

      "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

      "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

      "Bank" means Citizens South Bank, or a successor corporation.

      "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

      "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise noted.

      "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

      "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended

("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee" means a committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

      "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

      "Company" means Citizens South Banking Corporation, the stock holding company of the Bank, or a successor corporation.

      "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee and continuation of service as a Director Emeritus following cessation of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

      "Director" means a member of the Board.

      "Director Emeritus" means a former member of the Board who has been appointed to the status of Director Emeritus by the Board.

      "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

      "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

      "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

      "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

      "Normal Retirement" means for an officer, retirement at the normal or early retirement date set forth in the Bank's employee stock ownership plan, or any successor plan. Normal retirement for an Outside Director means cessation of service on the Board of Directors for any reason other than Termination for Cause, after any one of the following: (i) attainment of age 55 with 10 years of service on the Board; (ii) attainment of age 65 with 5 years service on the Board; or (iii) attainment of age 72 (age 70, in the case of a member of the Bank's Board of Directors), provided however, that a Director who continues as a Director Emeritus shall not be deemed to have terminated due to Normal Retirement solely as a result of terminating service as a Director following satisfaction of one of the above stated conditions.

      "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

      "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

      "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.    Administration of the Plan.

      (a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

      (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

      (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

            (i)   be approved by the Company's full Board or by the Committee;

            (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

            (iii) result in the acquisition of Common Stock that is held by the
                  Recipient for a period of six months following the date of such acquisition.

      (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.    Eligibility; Awards

      (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

      (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 210,398.

      (c) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

      (d) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

      No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

      (e) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

      (f) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.    Terms and Conditions of Restricted Stock

      The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

      (a) General Rules. Restricted Stock shall be earned by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

      (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

      (c) Exception for Termination Due to Death, Normal Retirement or Disability, and Following a Change in Control. Notwithstanding the general rule contained in Section 6(a) and (b), Restricted Stock awarded to a Recipient whose Continuous Services terminates due to death, Normal Retirement, Disability, or following a Change in Control, shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director shall not be deemed earned until both employment and service as a Director (or as a Director Emeritus) have been terminated.

      (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

      (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Citizens South Banking Corporation 2003 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Citizens South Banking Corporation, 245 West Main Avenue, Gastonia, North Carolina 28053."

      (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all stockholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the

Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

      (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

      (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(d) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7.    Adjustments upon Changes in Capitalization

      In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number of shares subject to an outstanding Award shall be appropriately adjusted, which adjustment if not self-effectuating may be made by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.    Assignments and Transfers

      No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.    Key Employee Rights under the Plan

      No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.   Outside Director Rights under the Plan

      Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.   Withholding Tax

      Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.   Amendment or Termination

      The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.   Governing Law

      The Plan shall be governed by the laws of the State of Delaware.

14.   Term of Plan

      The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

                       CITIZENS SOUTH BANKING CORPORATION
                         SPECIAL MEETING OF STOCKHOLDERS
                                October 23, 2003

      The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Special Meeting") to be held at the Gaston County Public Library, 1555 East Garrison Boulevard, Gastonia, North Carolina 28054-5156, on October 23, 2003, at 10:30 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                        FOR    AGAINST   ABSTAIN

1.    The approval of the Citizens South Banking
      Corporation 2003 Stock Option Plan.               |_|      |_|       |_|

2.    The approval of the Citizens South Banking
      Corporation 2003 Recognition and Retention Plan.  |_|      |_|       |_|

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and a proxy statement dated September 8, 2003.

Dated: _________________________        |_| Check Box if You Plan
                                            to Attend Special Meeting

________________________________            ___________________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


________________________________            ___________________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.